UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2002
                                                 ----------------

GS Mortgage Securities Corp. (as depositor under the Trust Agreement, dated as of October 1, 2002, relating to the GSAMP Trust 2002-WF, Mortgage Pass-Through Certificates, Series 2002-WF)


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             (Exact name of registrant as specified in its charter)

          Delaware                 333-89556-09                  13-6357101
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(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

85 Broad Street, New York, New York                                     10004
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 902-1000
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            Not Applicable (Former name or former address, if changed
                               since last report.)

Item 5. Other Events.

      Attached as Exhibit 4 is the Trust Agreement (as defined below) for GSAMP Trust 2002-WF, Mortgage Pass-Through Certificates, Series 2002-WF. On October 21, 2002, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Trust Agreement, dated as of October 1, 2002 (the "Trust Agreement"), between the Company, as depositor, and Deutsche Bank National Trust Company, as trustee, of GSAMP Trust 2002-WF, Mortgage Pass-Through Certificates, Series 2002-WF (the "Certificates"), issued in ten classes. The Class A-1, Class A-2A, Class A-2B, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, with an aggregate scheduled principal balance as of October 1, 2002 of $473,359,280 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of October 15, 2002, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 4 Trust Agreement dated as of October 1, 2002, between GS Mortgage Securities Corp., as depositor, and Deutsche Bank National Trust Company, as trustee.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 8, 2002                  GS MORTGAGE SECURITIES CORP.

                                        By:    /s/ Jay Strauss
                                            ------------------------------------
                                            Name:  Jay Strauss
                                            Title: Secretary

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K
Exhibit No.                             Description
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4                                       Trust Agreement dated as of October 1,
                                        2002 between GS Mortgage Securities
                                        Corp., as depositor, and Deutsche Bank
                                        National Trust Company, as trustee.